EXHIBIT 32

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Xiao Ping Zhang, Chief Executive Officer of SORL AUTO PARTS, INC., and Zong Yun Zhou, Chief Financial Officer of SORL AUTO PARTS, INC., certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SORL AUTO PARTS, INC. on Form 10-Q for the fiscal quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of SORL AUTO PARTS, INC.

Dated: August 14, 2015

/s/ Xiao Ping Zhang
Xiao Ping Zhang Chief Executive Officer (Principal Executive Officer)

/s/ Zong Yun Zhou
Zong Yun Zhou
Chief Financial Officer

(Principal Financial Officer)